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                                                                    Exhibit 10.8
                               SECURITY AGREEMENT
                             (INTELLECTUAL PROPERTY)

                  This SECURITY AGREEMENT (INTELLECTUAL PROPERTY) ("Security Agreement"), dated as of December 19, 2002, is executed by U.S. PLASTIC LUMBER IP CORPORATION ("USPL IP"), in favor of GUARANTY BUSINESS CREDIT CORPORATION ("Lender").

                                    RECITALS

                  WHEREAS, pursuant to a Loan and Security Agreement dated as of the date hereof (the "Loan Agreement") among U.S. Plastic Lumber Ltd. ("Borrower") and Lender, Lender has agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

                  WHEREAS, as a condition to Lender entering into the Loan Agreement, USPL IP has agreed to enter into that certain Secured Continuing Corporate Guaranty (the "Guaranty") dated as of the date hereof.

                  WHEREAS, Lender's obligations to extend the credit facilities to Borrower under the Loan Agreement is subject, among other conditions, to receipt by Lender of this Security Agreement duly executed by USPL IP.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, USPL IP hereby agrees with Lender as follows:

                  1. Definitions and Interpretation. When used in this Security Agreement, the following terms shall have the following respective meanings:

                           "Collateral" shall have the meaning given to that term in Paragraph 2 hereof.

                           "Copyright Office" shall mean the United States Copyright Office or any successor office or agency thereto.

                           "Copyrights" shall have the meaning given to that term in Attachment I hereto and any other copyrights, now existing or hereafter arising.

                           "Mask Works" shall have the meaning given to that term in Attachment I hereto.

                           "Obligations" shall mean Liabilities of USPL IP as such term is defined in the Guaranty.
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                           "Patent and Trademark Office" shall mean the United
         States Patent and Trademark Office or any successor office or agency thereto.

                           "Patent Applications" means and refers to all applications made by, or on behalf of, USPL IP to the Patent and Trademark Office or to any similar office or agency of any foreign country or political subdivision thereof for the registration of Patents.

                           "Patent Registrations" means and refers to all Patents registered with the Patent and Trademark Office or with any similar office or agency of any foreign country or political subdivision thereof and all Patent Applications.

                           "Patents" shall have the meaning given to that term in Attachment I hereto.

                           "Trade Secrets" shall have the meaning given to that term in Attachment I hereto.

                           "Trademarks" shall have the meaning given to that term in Attachment I hereto.

                           "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC.

                  2.       Grant of Security Interest.

                           (a)      As security for the Obligations, USPL IP
hereby pledges and grants to Lender a security interest in all right, title and interest of USPL IP in and to the property described in Attachment I annexed hereto (collectively and severally, the "Collateral"), which Attachment I is incorporated herein by this reference.

                           (b)      Any collateral assignment, transfer and
conveyance of any Trademark to Lender shall be deemed to have occurred with a contemporaneous collateral assignment, transfer and conveyance to Lender of the goodwill, business and/or means of production, associated with the goods produced or sold or the services rendered in connection with such Trademark.

                  3. Representations and Warranties. USPL IP represents and warrants to Lender that:

                           (a)      USPL IP is the owner of the Collateral (or,
in the case of after-acquired Collateral, at the time USPL IP acquires rights in the Collateral, will be the owner thereof) and that no other Person has (or, in the case of after-acquired Collateral, at the time

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USPL IP acquires rights therein, will have) any right, title, claim or interest
(by way of Lien or otherwise) in, against or to the Collateral other than the holders of Permitted Encumbrances;

                           (b)      Lender has (or in the case of after-acquired
Collateral, at the time USPL IP acquires rights therein, will have) a first priority perfected security interest in the Collateral;

                           (c)      USPL IP has full corporate power and
authority to make the conditional assignment and to grant the security interest herein granted;

                           (d)      USPL IP does not own any Patents,
Trademarks, Copyrights or Mask Works registered in, or the subject of pending applications in, the Patent and Trademark Office or the Copyright Office or any similar offices or agencies in any other country or any political subdivision thereof, other than those described in Schedules A - F to Attachment I hereto;

                           (e)      USPL IP has:

                                    (i)      the sole, full and unencumbered
         right, title and interest in and to the Trademarks shown on Schedule A to Attachment I (subject to Permitted Encumbrances) for the goods and services covered by the registrations thereof and such registrations are valid and enforceable and in full force and effect;

                                    (ii)     the sole, full and unencumbered
         right, title and interest in and to each of the Patents shown on Schedule B to Attachment I (subject to Permitted Encumbrances) and the registrations thereof are valid and enforceable and in full force and effect;

                                    (iii)    the sole, full and unencumbered
         right, title and interest in and to each of the Copyrights shown on Schedule E to Attachment I (subject to Permitted Encumbrances) and according to the records of the Copyright Office, each of said copyrights is valid and enforceable and in full force and effect;

                                    (iv)     the sole, full and encumbered
         right, title and interest in and to the Mask Works shown on Schedule F to Attachment I (subject to Permitted Encumbrances) and according to the records of the Copyright Office, each of said Mask Works is valid and enforceable and in full force and effect;

                           (f)      There is no claim pending or, to USPL IP's
knowledge, threatened by any third party that any Patents, Trademarks, Copyrights or Mask Works are invalid or unenforceable or do or may violate the rights of any Person;

                           (g)      All licenses of Patents, Trademarks,
Copyrights, Mask Works and Trade Secrets which USPL IP has granted to any Person are set forth in Schedule G to Attachment I hereto;

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                           (h)      All licenses (other than "shrink wrap" or
other licenses to use software which are generally available) of Patents, Trademarks, Copyrights, Mask Works and Trade Secrets which any Person has granted to USPL IP are set forth in Schedule H to Attachment I hereto;

                           (i)      USPL IP has no employee who may be
considered the inventor of patentable inventions (invented within the scope of such employee's employment); and

                           (j)      USPL IP has taken all steps necessary to
protect the secrecy and the validity under applicable law of all material Trade Secrets.

                  4.       Covenants of USPL IP. USPL IP hereby agrees:

                           (a)      USPL IP will perform all acts and execute
all documents, including, without limitation, any licensor's consents and any notices of security interest for each relevant type of intellectual property in forms suitable for filing with the Patent and Trademark Office or the Copyright Office, as applicable, substantially in the form of Attachment II (appropriately revised) annexed hereto, that may be necessary or desirable to record, maintain, preserve, protect and perfect Lender's interest in the Collateral, the Lien granted to Lender in the Collateral and the first priority of such Lien;

                           (b)      Except to the extent that Lender shall give
its prior written consent,

                                    (i)     USPL IP (either itself or through
         licensees) will continue to use all material Trademarks in connection with each and every trademark class of goods or services applicable to its current line of products or services as reflected in its current catalogs, brochures, price lists or similar materials in order to maintain such material Trademarks in full force and effect free from any claim of abandonment for nonuse, and USPL IP will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any such material Trademark may become invalidated;

                                    (ii)    USPL IP will not do any act or omit
         to do any act whereby any material Patent Registrations may become abandoned or dedicated or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any such material Patent Registration may become abandoned or dedicated;

                                    (iii)   USPL IP will not do any act or omit
         to do any act whereby any material Copyrights or Mask Works may become abandoned or dedicated or the remedies available against potential infringers weakened and shall notify Lender immediately if it knows of any reason or has reason to know that any such material Copyright or Mask Work may become abandoned or dedicated; and

                                    (iv)    USPL IP will not assign, sell,
         mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive license, or otherwise dispose of any of the Collateral (other than Permitted

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         Encumbrances), and nothing in this Security Agreement shall be deemed a consent by Lender to any such action except as expressly permitted herein;

                           (c)      USPL IP will promptly pay Lender for any and
all reasonable costs and expenses which Lender may pay or incur pursuant to the provisions of this Security Agreement or in enforcing the Obligations, the Collateral or the security interest granted hereunder, including all filing or recording fees, court costs, collection charges, travel, and reasonable attorneys' fees and expenses, all of which together with interest at the highest rate then payable on the Obligations shall be part of the Obligations and be payable on demand;

                           (d)      USPL IP will promptly notify Lender upon the
filing, either by USPL IP or through any agent, employee, licensee or designee, of (i) an application for the registration of any Patent, Trademark, Copyright or Mask Work with the Patent and Trademark Office or the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, (ii) any assignment of any Patent or Trademark, which USPL IP may acquire from a third party, with the Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, or
(iii) any assignment of any Copyright or Mask Work, which USPL IP may acquire from a third party, with the Copyright Office or any similar office or agency in any other country or any political subdivision thereof. Upon the request of Lender, USPL IP shall execute and deliver any and all assignments, agreements, instruments, documents and papers as Lender may request to evidence Lender's security interest in such Patent, Trademark (and the goodwill and general intangibles of USPL IP relating thereto or represented thereby), Copyright or Mask Work, and USPL IP authorizes Lender to amend an original counterpart of the applicable notice of security interest executed pursuant to Subparagraph 4(a) of this Security Agreement without first obtaining USPL IP's approval of or signature to such amendment and to record such assignment with the Patent and Trademark Office or Copyright Office, as applicable;

                           (e)      USPL IP will keep the Collateral free of all
Liens, except in favor of Lender and Permitted Encumbrances;

                           (f)      USPL IP will take all necessary steps in any
proceeding before the Patent and Trademark Office, the Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to diligently prosecute or maintain, as applicable, each application and registration of all material Patents, Trademarks, Copyrights and Mask Works, including filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings (except to the extent that dedication, abandonment or invalidation is permitted hereunder);

                           (g)      During the term of the Loan Agreement, USPL
IP shall (i) make application to the Patent and Trademark Office (and collaterally assign such application to Lender as security) to register any material unpatented but patentable inventions developed by USPL IP or its employees (within the scope of their employment), unless USPL IP, in the exercise of its prudent business judgment, deems any such Patent not to have any significant commercial value or determines that its rights thereunder are better preserved as a Trade Secret;

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(ii) make application to the Patent and Trademark Office to register any registerable but unregistered material Trademarks used by USPL IP in connection with its products or services; and (iii) make application to the Copyright Office to register any material unregistered Copyright or Mask Work to which USPL IP has rights;

                           (h)      USPL IP shall (i) use proper statutory
notice in connection with its use of all material Patents, Trademarks, Copyrights and Mask Works, (ii) maintain consistent standards of quality in its manufacture of products sold under all material Trademarks or provision of services in connection with such material Trademarks, and (iii) take all steps necessary to protect the secrecy and the validity under applicable law of all material Trade Secrets;

                           (i)      USPL IP agrees that if it learns of any use
by any Person of any term or design likely to cause confusion with any material Trademark, USPL IP shall promptly notify Lender of such use and of all steps taken and to be taken to remedy any infringement of any such Trademark;

                           (j)      USPL IP shall maintain with each employee
who may have access to the Trade Secrets of USPL IP an agreement by which such employee agrees not to disclose such Trade Secrets and with each employee who may be the inventor of patentable inventions (invented within the scope of such employee's employment) an invention assignment agreement requiring such employee to assign all rights to such inventions, including patents and patent applications, to USPL IP and further requiring such employee to cooperate fully with USPL IP, its successors in interest, including Lender, and their counsel, in the prosecution of any patent application or in any litigation involving the invention, whether such cooperation is required during such employee's employment with USPL IP or after the termination of such employment;

                           (k)      USPL IP shall at all times keep at least one
complete set of its records concerning the Collateral at its chief executive office and shall make such records available for inspection by Lender in accordance with the terms of the Loan Agreement.

                  5.       Authorized Action by Lender.

                           (a)      Lender may, in its sole discretion, pay any
amount or do any act required of USPL IP hereunder or requested by Lender to preserve, defend, protect, maintain, record or enforce USPL IP's obligations contained herein, the Obligations, the Collateral, or the right, title and interest granted Lender by this Security Agreement, and which USPL IP fails to do or pay, and any such payment shall be deemed an advance by Lender to USPL IP and shall be payable on demand together with interest at the highest rate then payable on the Obligations.

                           (b)      USPL IP agrees to execute and deliver to
Lender three originals of a Special Power of Attorney in substantially the form of Attachment III to this Agreement for the implementation of the recording, giving of notice, preservation, assignment, sale or other disposal of the Collateral pursuant to Subparagraphs 2(a), 2(b), 5(a) and 7(a). Lender agrees that it shall not use such Special Power of Attorney to assign, sell or otherwise dispose of the collateral unless an Event of Default shall have occurred and be continuing.

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                           (c)      USPL IP hereby grants to Lender and its
employees and agents the right (so long as no Security Agreement Event of Default (as defined in Section 7(a) hereof) exists, during normal business hours) to visit USPL IP's business facilities at which USPL IP manufactures products or provides services, which products or services are sold under or provided in connection with any of the Trademarks, and to inspect such products and the quality control records relating thereto or observe the provision of such services.

                  6.       Litigation and Other Proceedings.

                           (a)      USPL IP shall have the right and obligation
to commence and diligently prosecute such suits, proceedings or other actions for infringement or other damage, or reexamination or reissue proceedings, or opposition or cancellation proceedings as are reasonable to protect any of the material Patents, Trademarks, Copyrights, Mask Works or Trade Secrets. No such suit, proceeding or other actions shall be settled or voluntarily dismissed, nor shall any party be released or excused of any claims of or liability for infringement, without the prior written consent of Lender, which consent shall not be unreasonably withheld.

                           (b)      Upon the occurrence and during the
continuation of a Security Agreement Event of Default, Lender shall have the right but not the obligation to bring suit or institute proceedings in the name of USPL IP or Lender to enforce any rights in the Collateral, including any license thereunder, in which event USPL IP shall at the request of Lender do any and all lawful acts and execute any and all documents required by Lender in aid of such enforcement. If Lender elects not to bring suit to enforce any right under the Collateral, including any license thereunder, USPL IP agrees to use all reasonable measures, whether by suit, proceeding or other action, to prevent the infringement of any right under the Collateral by any Person and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing necessary to prevent such infringement.

                  7.       Default and Remedies.

                           (a)      USPL IP shall be deemed in default under
this Security Agreement upon the occurrence of an Event of Default, as that term is defined in the Loan Agreement or upon the occurrence of any breach, violation, nonperformance or non-payment under the Guaranty (any such event, a "Security Agreement Event of Default"). Upon the occurrence and during the continuation of any such Security Agreement Event of Default, Lender may, at its option, and (except if otherwise specified below) without notice to or demand on USPL IP, and in addition to all rights and remedies available to Lender under the Loan Agreement or the other Loan Documents, do any one or more of the following:

                                    (i)      upon seven (7) days' prior notice
         to USPL IP, direct USPL IP not to make any further use of the Patents, the Trademarks (or any mark similar thereto), the Copyrights (or any work deriving therefrom), or the Mask Works for any purpose;

                                    (ii)     at any time and from time to time,
         upon ten (10) days' prior notice to USPL IP, license, whether general, special or otherwise, and whether on an

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         exclusive or nonexclusive basis, any of the Patents, Trademarks,
         Copyrights or Mask Works, throughout the world for such term or terms, on such conditions, and in such manner, as Lender shall in its sole discretion determine;

                                    (iii)    at any time and from time to time,
         enforce (and upon notice to USPL IP have the exclusive right to enforce) against any licensor, licensee or sublicensee all rights and remedies of USPL IP in, to and under any one or more license agreements with respect to the Collateral (without assuming any obligations or liability thereunder), and take or refrain from taking any action under any thereof;

                                    (iv)     at any time and from time to time,
         upon ten (10) days' prior notice to USPL IP, assign, sell, or otherwise dispose of, the Collateral or any of it, either with or without special or other conditions or stipulations, with power to buy the Collateral or any part of it, and with power also to execute assurances, and do all other acts and things for completing the assignment, sale or disposition which Lender shall, in its sole discretion, deem appropriate or proper; and

                                    (v)      in addition to the foregoing, in
         order to implement the assignment, sale or other disposal of any of the Collateral pursuant to clause (a)(iv) hereof, Lender may, at any time, pursuant to the authority granted in the Power of Attorney executed pursuant to Subparagraph 5(b) hereof, execute and deliver on behalf of USPL IP, one or more instruments of assignment of the Patents, Trademarks, Copyrights or Mask Works (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

                           (b)      USPL IP agrees to pay when due all
reasonable costs incurred in any such transfer of the Patents, Trademarks, Copyrights or Mask Works, including any taxes, fees and reasonable attorneys' fees and expenses, and all such costs shall be added to the Obligations. Lender may apply the proceeds actually received from any such license, assignment, sale or other disposition to the reasonable costs and expenses thereof, including reasonable attorneys' fees and all legal, travel and other expenses which may be incurred by Lender, and then to the Obligations, in accordance with the terms of the Loan Agreement; and USPL IP shall remain liable and will pay Lender on demand any deficiency remaining, together with interest thereon at a rate equal to the highest rate then payable on the Obligations and the balance of any expenses unpaid. Nothing herein contained shall be construed as requiring Lender to take any such action at any time. In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, after the occurrence or continuation as hereinabove provided of a Security Agreement Event of Default, USPL IP shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with which the Trademarks, Patents, Copyrights or Mask Works are used, and its customer lists and other records relating to the Trademarks, Patents, Copyrights or Mask Works and to the distribution of products or the provisions of services, to Lender or its designee.

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                  8.       Indemnification and Release.

                           (a)      USPL IP assumes all responsibility and
liability arising from the use of the Patents, Trademarks, Copyrights and Mask Works, and USPL IP hereby indemnifies and holds Lender and its directors, officers, employees, agents and any of its Affiliates ("Indemnitees") harmless from and against any third party claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with any alleged infringement of any patent, trademark, service mark, trade name, trade secret, copyright or mask work of a third party or alleged defect in any product manufactured, promoted or sold by USPL IP (or any Affiliate of USPL IP) in connection with any Patent, Trademark, Copyright or Mask Work or out of the manufacture, promotion, labeling, sale or advertisement of any product or service by USPL IP (or any Affiliate of USPL IP). USPL IP agrees that Lender does not assume, nor shall Lender have any responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by USPL IP, and USPL IP hereby agrees to indemnify and hold each Indemnitee harmless with respect to any and all third party claims by any Person relating thereto.

                           (b)      USPL IP agrees to indemnify and hold each
Indemnitee harmless and against any third party claim, suit, loss, damage or expense (including reasonable attorneys' fees and expenses) arising out of or in connection with (i) any claim, suit or proceeding instituted by or against USPL IP, (ii) any action taken or omitted to be taken by Lender pursuant to Subparagraph 6(b), or (iii) any action taken or omitted to be taken by Lender pursuant to clause 7(a)(iii) hereof with respect to any license agreement of USPL IP; provided, however, that USPL IP shall not be required to indemnify any Indemnitee to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee.

                           (c)      USPL IP hereby releases each Indemnitee from
any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Indemnitees, or any of them, under the powers of attorney granted under the Special Power of Attorney executed pursuant to Subparagraph 5(b) herein, other than actions taken or omitted to be taken through the gross negligence or willful misconduct of such Indemnitees.

                           (d)      USPL IP agrees to cause Lender to be named
as an additional insured with respect to any policy of insurance held by USPL IP from time to time covering product liability or intellectual property infringement risk.

                  9.       Miscellaneous.

                           (a)      Notices. Except as otherwise provided
herein, all notices, requests, demands, consents, instructions or other communications to or upon USPL IP or Lender under this Security Agreement shall be made and deemed received in accordance with the terms of the Loan Agreement.

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                           (b)      Nonwaiver. No failure or delay on Lender's
part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                           (c)      Amendments and Waivers. Except with respect
to action by the Lender pursuant to Subparagraph 4(d), this Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by USPL IP and Lender as required by the Loan Agreement. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given.

                           (d)      Assignments. This Security Agreement shall
be binding upon and inure to the benefit of Lender and USPL IP and their respective successors and assigns; provided, however, that USPL IP and Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Loan Agreement.

                           (e)      Cumulative Rights, etc. The rights, powers
and remedies of Lender under this Security Agreement shall be in addition to all rights, powers and remedies given to Lender by virtue of any applicable law, rule or regulation of any Governmental Authority, the Loan Agreement, any other Loan Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Lender's rights hereunder. USPL IP waives any right to require Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Lender's power.

                           (f)      Payments Free of Taxes, Etc. All payments
made by USPL IP under this Security Agreement shall be made by USPL IP free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, USPL IP shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Lender, USPL IP shall furnish evidence satisfactory to Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                           (g)      Partial Invalidity. If any time any
provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                           (h)      Governing Law. This Security Agreement
shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                           (i)      Submission to Jurisdiction. USPL IP hereby
irrevocably and unconditionally:

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                                    (i)      Submits for itself and its property
         in any legal action or proceeding relating to this Security Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of the courts of the State of California and the courts of the United States of America for the County of Los Angeles, and consents and agrees to suit being brought in such courts as Lender may elect;

                                    (ii)     Waives any objection that it may
         now or hereafter have to the venue of any such action or proceeding in any such court or that such proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

                                    (iii)    Waives personal service of the
         summons, complaint and other process issued in any such action or suit and agrees that service of such summons, complaint and other process may be made by registered or certified mail addressed to USPL IP at the address set forth in the Loan Agreement and that service so made shall be deemed completed upon the earlier of USPL IP's actual receipt thereof or 3 business days after deposit in the U.S. Mails, proper postage prepaid. Nothing in this Security Agreement shall be deemed or operate to affect the right of Lender to serve legal process in any other manner permitted by law, or to preclude the enforcement by Lender of any judgment or order obtained in such forum or the taking of any action under this Security Agreement to enforce same in any other appropriate forum or jurisdiction.

                           (j)      Jury Trial. EACH OF USPL IP  AND LENDER,
AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT.

                            [Signature Page Follows]

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                  IN WITNESS WHEREOF, USPL IP has caused this Security Agreement to be executed as of the day and year first above written.

                                            U.S. PLASTIC LUMBER IP CORPORATION

                                            By: /s/ Bruce C. Rosetto
                                                --------------------------------
                                            Name:  Bruce C. Rosetto
                                            Title: President and Secretary

                                            GUARANTY BUSINESS CREDIT CORPORATION

                                            By: /s/ Ronald S. Montgomery
                                                --------------------------------
                                            Name:  Ronald S. Montgomery
                                            Title: Senior Vice President

                                  ATTACHMENT I
                              TO SECURITY AGREEMENT

                           (a) All copyrights including (i) all original works of authorship fixed in any tangible medium of expression, all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by USPL IP, including those described on Schedule E to this Attachment I annexed hereto, which Schedule E is incorporated herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Copyrights");

                           (b) All patentable inventions, patent rights, shop rights, letters patent of the United States or any other country, all right, title and interest therein and thereto, and all registrations and recordings thereof, including (i) all Patent Registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any foreign country or political subdivision thereof, all whether now owned or hereafter acquired by USPL IP, including those described in Schedules B and D to this Attachment I annexed hereto, which Schedules B and D are incorporated herein by this reference, and (ii) all reissues, continuations, continuations-in-part or extensions thereof and all licenses thereof (collectively, the "Patents");

                           (c) All trademarks, trade names, trade styles and service marks, and all prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, and all designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all right, title and interest therein and thereto, all registrations and recordings thereof, including (i) all applications, registrations and recordings in the Patent and Trademark Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by USPL IP, including those described in Schedules A and C to this Attachment I, which Schedules A and C are incorporated herein by this reference, and (ii) all reissues, extensions or renewals thereof and all licenses thereof (collectively, the "Trademarks");

                           (d)      All goodwill of USPL IP's business
         symbolized by the Trademarks and all customer lists and other records of USPL IP relating to the distribution of products or provision of services bearing or covered by the Trademarks;

                           (e) All mask works including all series of related images, however fixed or encoded, in final or intermediate form, having or representing the predetermined, three dimensional pattern of metallic, insulating, or semiconductor material present or removed from the layers of a semiconductor chip product, in which series the relation of the images to one another is that each image has the pattern of the surface of one form of

                                     I-A-1
         the semiconductor chip product, and all right, title and interest therein and thereto, and all registrations and recordings thereof, including all applications, registrations and recordings in the Copyright Office or in any similar office or agency of the United States, any state thereof, or any foreign country or any political subdivision thereof, all whether now owned or hereafter acquired by USPL IP, including those described on Schedule F to this Attachment I annexed hereto, which Schedule F is incorporated herein by this reference, and (ii) all extensions or renewals thereof and all licenses thereof (collectively, the "Mask Works").

                           (f) All information, including formulas, patterns, compilations, programs, devices, methods, techniques or processes, that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by other Persons who can obtain economic value from its disclosure or use, all whether now owned or hereafter acquired by USPL IP (collectively, the "Trade Secrets").

                           (g) All claims by USPL IP against any Person for past, present or future infringement of the Patents, Trademarks, Copyrights, Mask Works or Trade Secrets;

                           (h) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is (are) sold, collected, exchanged, licensed or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                     I-A-2

                           SCHEDULE A TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                                   TRADEMARKS

       Trademark                   Jurisdiction                Reg. Date                    Reg. No.
       ---------                   ------------                ---------                    --------
TRIMAX                                 U.S.                     03/03/92                     1,677639

RECYCLEMAID                            U.S.                     11/03/92                    1,730,180

CLEAN EARTH                            U.S.                     12/15/92                    1,740,437

RECYCLEDESIGN                          U.S.                     03/03/93                    1,785,567

GLOBAL GARDEN (STYLIZED)               U.S.                     11/23/93                    1,806,131

DURAWOOD                               U.S.                     04/02/96                    1,965,161

SMARTTRIM                              U.S.                     10/21/97                    2,107,201

SMARTDECK                              U.S.                     11/18/97                    2,114,015

GRIP-GUARD                             U.S.                     05/12/98                    2,156,630

CRUSH-GUARD                            U.S.                     08/11/98                    2,180,208

CAREFREE DECKING SYSTEM                U.S.                     02/16/99                    2,223,909

MISCELLANEOUS DESIGN (USPL             U.S.                     03/09/99                    2,230,266
LOGO)

DURATIE                                U.S.                     04/27/99                    2,241,593

INTEGRATED TECHNICAL                   U.S.                     03/28/00                    2,338,253
SERVICES

CYCLEWOOD                              U.S.                     04/11/00                    2,340,492

CAREFREE BUILDING                      U.S.                     05/30/00                    2,353,629
PRODUCTS AND

                                     A-I-1

        Trademark                  Jurisdiction                Reg. Date                    Reg. No.
        ---------                  ------------                ---------                    --------
DESIGN

NO-HASSLE DECKING                      U.S.                     08/20/02                    2,609,410

NO-HASSLE DECKING & RAILING            U.S.                     08/20/02                    2,609,411

NO-HASSLE RAILING                      U.S.                     08/27/02                    2,612,276

DURAPACK                               U.S.                     12/16/97                    2,121,621

GREAT XTERIORS DECKING                 U.S.                     03/26/02                    2,552,688
SYSTEM

CAREFREE XTERIORS                      U.S.                     04/23/02                    2,563,723

                          FOREIGN TRADEMARKS

  Trademark                        Jurisdiction                Reg. Date                    Reg. No.
  ---------                        ------------                ---------                    --------
TRIMAX                                Germany                   12/06/96                     2102337

CYCLEWOOD                              Japan                    07/17/98                     4167468

SMART DECK                            Canada                    08/25/99                  TMA515,152

DURAWOOD                               Japan                    12/14/01                     4529756

                                     A-I-2

                           SCHEDULE B TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                                  U.S. PATENTS

       Patent                      Jurisdiction                Reg. Date                    Reg. No.
       ------                      ------------                ---------                    --------
Construction Material                  U.S.                     07/09/01                    5,030,662
Obtained from Recycled
Polyolefins Containing
Other Polymers

Extrusion Method and                   U.S.                     05/18/93                    5,212,223
Apparatus for Recycling
Waste Plastics and
Construction Materials
Therefrom

Composite Building                     U.S.                     08/04/98                    5,789,477
Materials from Recyclable
Waste

Extruded Wood Polymer                  U.S.                     11/28/00                    6,153,293
Composite and Method of
Manufacture

Nestable Shipping Pallet               U.S.                     12/11/01                    6,327,984
with Adjustable Deck

SmartDeck Rail and Deck                U.S.                     05/16/00                    6,061,991
System

                                     B-I-1

                            FOREIGN PATENTS

    Patent                         Jurisdiction                Reg. Date                    Reg. No.
    ------                         ------------                ---------                    --------
Trimax Patent                        Australia                                               651187

Trimax Patent                         Germany                                             69226359.4-08

Trimax Patent                       So. Africa                  08/25/93                     92/1291

Trimax Patent                         Mexico                    01/10/94                      25969

Trimax Patent                         Mexico                    02/06/96                     9200930

                                     B-I-2

                           SCHEDULE C TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                           APPLICATIONS FOR TRADEMARKS

     Trademark                     Jurisdiction                Reg. Date                Application No.
     ---------                     ------------                ---------                ---------------
CAREFREE PROJECT CENTER                U.S.                     10/05/99             75/814,817 (Abandoned)

USPL-50                                U.S.                     05/14/01             76/255,875 (Abandoned)

USPL-10                                U.S.                     05/14/01             76/255,876 (Abandoned)

CYCLEX                                 U.S.                     10/09/01              76/323,087 (Refusal)

IT'S NOTHING IF NOT CAREFREE           U.S.                     10/19/01              76/327,199 (Non-Final
                                                                                             Action)

THE PROCESS OF RECYCLING               U.S.                     10/30/01             76/331,409 (Abandoned)
FOR LIFE

                                     C-I-1

                           SCHEDULE D TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                            U.S. PATENT APPLICATIONS

   Patent                      Jurisdiction                Reg. Date                Application No.
   ------                      ------------                ---------                ---------------
Eaglebrook Pr                      PCT                      01/31/00                   09/244,641

                           FOREIGN PATENT APPLICATIONS

    Patent                     Jurisdiction                Reg. Date                Application No.
    ------                     ------------                ---------                ---------------
Trimax Patent                     Europe                   07/22/98 F                  92907679.2

Trimax Patent                     Canada                   02/14/92 F                   2,102,206

Trimax Patent                      India                   05/31/91 F                  170/DEL/92

Trimax Patent                      India                   02/28/92 F                  471/DEL/91

                                     D-I-1

                           SCHEDULE E TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                                   COPYRIGHTS

                                      None.

                                     E-I-1

                           SCHEDULE F TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                                   MASK WORKS

                                      None.

                                     F-I-1

                           SCHEDULE G TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                  LICENSES GRANTED BY USPL IP TO THIRD PARTIES

                                      None.

                                     G-I-1

                           SCHEDULE H TO ATTACHMENT I
                              TO SECURITY AGREEMENT

                  LICENSES GRANTED BY THIRD PARTIES TO USPL IP

Licenses              Serial No.                Country             Status            Entity            Issue Date
--------              ----------                -------             ------            ------            ----------
Rutgers         5,789,477                          U.S.            Registered         USPL Corp            08/04/98
                                                                                      Licensee

Rutgers         App.#PCT/US97/15239               Europe            Pending           USPL Corp         Filed 08/97
                                                                                      Licensee

Rutgers         97/01/03927                      Argentina          Pending         USPL IP Corp        Filed 08/97
                                                                                      Licensee

Rutgers         97/7748                         So. Africa          Pending           USPL Corp         Filed 08/97
                                                                                      Licensee

Rutgers         818/97                             Egypt            Pending           USPL Corp         Filed 08/98
                                                                                      Licensee

Rutgers                                           Brazil            Pending           USPL Corp         Filed 02/99
                                                                                      Licensee

Rutgers                                           Canada            Pending           USPL Corp         Filed 02/99
                                                                                      Licensee

Rutgers                                           Mexico            Pending           USPL Corp         Filed 02/99
                                                                                      Licensee

Rutgers         41700/97                         Australia          Pending           USPL Corp         Filed 02/99
                                                                                      Licensee

Rutgers                                            Japan            Pending           USPL Corp         Filed 02/99
                                                                                      Licensee

Strandex        Unknown                            World           Registered        USPL IP Corp          04/22/94
                                                                                      Licensee

                                     H-I-1